Exhibit 99.2

EXECUTION COPY

LETTER AMENDMENT No. 6

Dated as of November 22, 2004

To the banks, financial institutions

and other lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Merrill Lynch Capital,

a Division of Merrill Lynch Business

Financial Services Inc., as Administrative Agent

(in such capacity, the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement, dated as of November 26, 2002, among NDCHealth Corporation, a Delaware corporation (the “Borrower”), the Lenders and agents from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Swing Line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent and LaSalle Bank National Association, as L/C Issuer, as amended by Letter Amendment and Waiver No. 1, dated as of May 27, 2003, Letter Amendment No. 2 dated as of August 29, 2003, Amendment No. 3 dated as of December 19, 2003, Letter Amendment No. 4 dated as of January 22, 2004 and Letter Amendment No. 5 dated as of August 20, 2004 (as so amended or otherwise modified in writing, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

Effective as of the date of this Letter Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 7.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (h), inserting the word “and” at the end of clause (i) and adding a new subsection (j), which shall read as follows:

“(j) the Disposition by the Borrower of the System Excellence Pharmacy Benefit Administration Software License (the “SXC License”) to HealthTran LLC for total consideration equal to the book value of the SXC License as of the date of such Disposition in the form of a promissory note payable to the Borrower by HealthTran LLC.”

(b) Section 7.11 of the Credit Agreement is hereby amended by replacing subsection (a) of such Section in its entirety with the following:

“(a) Maximum Consolidated Total Leverage Ratio. Permit at any time a Consolidated Total Leverage Ratio of more than the amount set forth below during each period set forth below:

Quarter Ending	Ratio
November 30, 2004	3.75:1.00
February 28, 2005	3.75:1.00
May 31, 2005	3.75:1.00
August 31, 2005	3.50:1.00
November 30, 2005	3.50:1.00
February 28, 2006	3.25:1.00
May 31, 2006	3.25:1.00
Each Quarter thereafter	2.75:1.00”

(c) Section 7.11 of the Credit Agreement is hereby amended by replacing subsection (b) of such Section in its entirety with the following:

“(b) Maximum Consolidated Senior Leverage Ratio. Permit at any time a Consolidated Senior Leverage Ratio of more than the amount set forth below during each period set forth below:

Quarter Ending	Ratio
November 30, 2004 and each Quarter thereafter	1.50:1.00”

(d) Section 7.11 of the Credit Agreement is hereby amended by replacing subsection (c) of such Section in its entirety with the following:

“(c) Minimum Consolidated Fixed Charge Coverage Ratio. Permit at any time a Consolidated Fixed Charge Coverage Ratio of less than the amount set forth below during the period set forth below:

Quarter Ending	Ratio
November 30, 2004	1.25:1.00
February 28, 2005	1.15:1.00
May 31, 2005	1.20:1.00
August 31, 2005	1.30:1.00
November 30, 2005	1.50:1.00
February 28, 2006	1.50:1.00
May 31, 2006 and thereafter	1.50:1.00”

This Letter Amendment shall become effective as of the date first above written when, and only when, (a) the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, (b) payment in full of all expenses of the Administrative Agent related to this Letter Amendment (including all outstanding legal fees of counsel to the Agent incurred in connection with the Credit Agreement since the last date of payment of such fees) shall have been made by the Borrower, (c) the Administrative Agent shall have received, for the account of each Lender executing this Letter Amendment by 5:00 pm on Monday, November 22, 2004, a fee equal to 0.25% of the sum of such Lender’s Total Outstandings and unused Revolving Credit Commitment and (d) the Administrative Agent shall have received fully executed counterparts of the Consent attached hereto as Annex A.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

To induce the Lenders and the Administrative Agent to enter into this Letter Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

(a) the execution, delivery and performance by such Loan Party of this Letter Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of or default under, or the creation of any Lien under or require any payment to be made under, (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law;

(b) this Letter Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally; and

(c) after giving effect to this Letter Amendment, (i) no Default or Event of Default has occurred and is continuing as of the date hereof and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (B) for the representations and warranties set forth in Sections 5.05(b) and (c) and in Section 5.15 of the Credit Agreement with respect to revenues related to the Physicians Software business reported in the financial statements of the Borrower for the first quarter of Fiscal Year 2003 through the first quarter of the Fiscal Year 2005 (the “Affected Period”) which financial statements may be restated in accordance with GAAP (the “Restatement”) in connection with the completion of the physician accounting review previously disclosed to the Lenders. Notwithstanding the foregoing, the Borrower represents and warrants that after the Restatement the Borrower will be in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement for the Affected Period.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Jessica Miller No. (646) 848-7631.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

NDCHEALTH CORPORATION

By:	/s/ Lee Adrean
Name:	Lee Adrean
Title:	Executive Vice President and
Chief Financial Officer

Agreed to as of the date first above written:

MERRILL LYNCH CAPITAL, a division of

Merrill Lynch Business Financial Services Inc.,

as Administrative Agent, Swing Line Lender and

as Lender

By:	/s/ Michele Kovatchis
Name:	Michele Kovatchis
Title:	Director,
MERRILL LYNCH CAPITAL

, as a Lender
[Insert Name of Financial Institution]

By
Title:

ANNEX A

CONSENT

Dated as of November 22, 2004

Each of the undersigned, as Guarantor under the Guaranty dated November 26, 2002 (the “Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Amendment (the “Credit Agreement”) hereby consents to such Letter Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

NDC HEALTH INFORMATION SERVICES (ARIZONA) INC.

By:	/s/ Randolph L.M. Hutto

Name:	Randolph L.M. Hutto
Title:	General Counsel and Secretary,
NDCHealth Corporation

NDC OF CANADA, INC.

By:	/s/ Randolph L.M. Hutto
Name:	Randolph L.M. Hutto
Title:	General Counsel and Secretary,
NDCHealth Corporation